UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 6, 2015

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12984	75-2520779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas	75219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Bylaws.

On August 6, 2015, the Board of Directors of Eagle Materials Inc. (the “Company”) amended the Company’s Amended and Restated Bylaws to add a forum selection provision for the adjudication of certain disputes. The new provision, set forth in new Section 9.4, provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any internal corporate claims within the meaning of the Delaware General Corporation Law (“DGCL”), as well as (ii) (A) any derivative action or proceeding brought on behalf of the Company, (B) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (C) any action asserting a claim arising pursuant to any provision of the DGCL, or (D) any action asserting a claim governed by the internal affairs doctrine, shall be a state or federal court located within the state of Delaware, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.

The above description is qualified in its entirety by reference to the amendment filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on August 6, 2015. At the Annual Meeting, F. William Barnett, Richard Beckwitt, Ed H. Bowman and David W. Quinn were elected to the Board of Directors by the holders of the Company’s Common Stock, par value $0.01 per share, to serve until the 2018 Annual Meeting of Stockholders. The Company’s stockholders also approved an advisory resolution regarding the compensation of the Company’s named executive officers, as well as the expected appointment by the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2016. Voting results for the director nominees and the other proposals are summarized below:

Election of Class III Directors

	Number of Shares of Common Stock
Director Nominee	For	Against	Abstain	Broker Non-Votes
F. William Barnett	43,126,764	599,267	39,741	3,808,512
Richard Beckwitt	43,476,081	249,755	39,936	3,808,512
Ed H. Bowman	43,480,372	245,543	39,857	3,808,512
David W. Quinn	43,350,540	376,487	38,745	3,808,512

Robert L. Clarke, Martin M. Ellen and Steven R. Rowley continue to serve as directors with a term expiring in 2016. Laurence E. Hirsch, Michael R. Nicolais and Richard R. Stewart continue to serve as directors with a term expiring in 2017.

Approval of an advisory resolution regarding the compensation of the Company’s named executive officers

Number of Shares of Common Stock
For	Against	Abstain	Broker Non-Votes
43,091,924	658,893	14,955	3,808,512

Approval of Ernst & Young LLP as the Independent Auditors

Number of Shares of Common Stock
For	Against	Abstain	Broker Non-Votes
47,416,580	151,932	5,772	0

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

3.1	Amendment to Amended and Restated Bylaws of Eagle Materials Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ James H. Graass
James H. Graass
Executive Vice President, General Counsel and Secretary

Date: August 7, 2015

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment to Amended and Restated Bylaws of Eagle Materials Inc.